Exhibit 10.50

LIMITED WAIVER

This Limited Waiver (this “Agreement”) dated as of March 12, 2009 is made by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Swing Line Lender and L/C Issuer, each of the Lenders under such Credit Agreement signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and the Lenders have entered into that certain Credit Agreement dated as of September 26, 2008 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and

WHEREAS, each of the Subsidiary Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and the Borrower and the Subsidiary Guarantors have entered into various Security Instruments to secure their respective obligations and liabilities in respect the Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that Deloitte & Touche LLP will include a “going concern” qualification (the “Going Concern Qualification”) in its audit opinion delivered with respect to the financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2008 (the “2008 Audited Financial Statements”); and

WHEREAS, the Borrower’s delivery to the Administrative Agent of 2008 Audited Financial Statements accompanied by an auditor’s report containing the Going Concern Qualification would violate Section 6.05(a) of the Credit Agreement and may result in a Default or Event of Default under Section 8.01(d) of the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders waive any Default or Event of Default arising from such violation of Section 6.05(a), and the Administrative Agent and Lenders signatory hereto are willing to make such waiver on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Waivers. Subject to the terms and conditions set forth herein, the Lenders signatory hereto hereby waive any Default or Event of Default arising solely from the Borrower’s delivery of an audit report containing the Going Concern Qualification with respect to the 2008 Audited Financial Statements.

The waiver set forth in this Section 1 (the “Default Waiver”) is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby. The Default Waiver is granted only with respect to the Going Concern Qualification relating to the 2008 Audited Financial Statements, and shall not apply to any financial statements for any other fiscal year, any other violation of Section 6.05 of the Credit Agreement, or any actual or prospective default or violation of any other provision of the Loan Agreement or any other Loan Document. The Default Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document with respect to any matter other than those specifically and expressly waived in the Default Waiver.

2. Conditions Precedent. The effectiveness of this Agreement, and the effectiveness of the waiver provided in Paragraph 1, are subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) counterparts of this Agreement, duly executed by the Borrower, each Subsidiary Guarantor, and such Lenders as are necessary to constitute the Required Lenders;

(ii) an irrevocable notice pursuant to Section 2.06 of the Credit Agreement, providing for the reduction of the Aggregate Commitments from $200,000,000 to $175,000,000 on a date (the “Reduction Effectiveness Date”) that is 16 days after the date of this Agreement (such reduction to be allocated to each Lender according to its Applicable Percentage on the Reduction Effectiveness Date, as set forth in Section 2.06); and

(iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full to the extent invoiced prior to the date hereof, but without prejudice to the later payment of accrued fees and expenses not so invoiced.

The continuing effectiveness of the waiver provided in Paragraph 1 is subject to the further condition that that the reduction in the Aggregate Commitments contemplated by Clause 2(a)(ii) above shall occur on the Reduction Effectiveness Date

3. Consent of the Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the waiver set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the waiver contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms.

4. Representations and Warranties. In order to induce the Lenders party hereto to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and such Lenders as follows:

(a) The representations and warranties made by or with respect to each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date;

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each such Person has executed and delivered a Subsidiary Guaranty; and

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(c) After giving effect to the waiver contained in this Agreement, no Default or Event of Default has occurred and is continuing either immediately prior to or immediately after the effectiveness of this Agreement.

5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. After giving effect to this Agreement and the waiver contained herein, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as modified hereby and as further amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Subsidiary Guarantors and Lenders, and their respective successors, legal representatives and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

ASBURY AUTOMOTIVE GROUP, INC.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Senior Vice President & CFO

SUBSIDIARY GUARANTORS:

ASBURY AUTOMOTIVE GROUP, INC.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Senior Vice President & CFO

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

By: ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.

By: ASBURY AUTOMOTIVE TAMPA GP L.L.C., its General Partner

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

ANL, L.P.

ASBURY JAX HOLDINGS, L.P.

AVENUES MOTORS, LTD.

BAYWAY FINANCIAL SERVICES, L.P.

C&O PROPERTIES, LTD.

CFP MOTORS, LTD.

CH MOTORS, LTD.

CHO PARTNERSHIP, LTD.

CN MOTORS, LTD.

COGGIN MANAGEMENT, L.P.

CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C., its General Partner

ASBURY AUTOMOTIVE BRANDON, L.P.

TAMPA HUND, L.P.

TAMPA KIA, L.P.

TAMPA LM, L.P.

TAMPA MIT, L.P.

TAMPA SUZU, L.P.

WMZ BRANDON MOTORS, L.P.

WMZ MOTORS, L.P.

WTY MOTORS, L.P.

By:	ASBURY TAMPA MANAGEMENT L.L.C., its General Partner

AF MOTORS, L.L.C.

ALM MOTORS, L.L.C.

ASBURY AR NISS L.L.C.

ASBURY ARKANSAS HUND L.L.C.

ASBURY ATLANTA AC L.L.C.

ASBURY ATLANTA AU L.L.C.

ASBURY ATLANTA BM L.L.C.

ASBURY ATLANTA CHEVROLET L.L.C.

ASBURY ATLANTA HON L.L.C.

ASBURY ATLANTA INF L.L.C.

ASBURY ATLANTA INFINITI L.L.C.

ASBURY ATLANTA JAGUAR L.L.C.

ASBURY ATLANTA LEX L.L.C.

ASBURY ATLANTA NIS L.L.C.

ASBURY ATLANTA TOY L.L.C.

ASBURY ATLANTA VL L.L.C.

ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.

ASBURY AUTOMOTIVE ARKANSAS L.L.C.

ASBURY AUTOMOTIVE ATLANTA L.L.C.

ASBURY AUTOMOTIVE ATLANTA II L.L.C.

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.

ASBURY AUTOMOTIVE DELAND, L.L.C.

FLORIDA AUTOMOTIVE SERVICES L.L.C. (f/k/a Asbury Automotive Florida LLC)

ASBURY AUTOMOTIVE FRESNO L.L.C.

ASBURY AUTOMOTIVE GROUP L.L.C.

ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.

ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.

ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.

ASBURY AUTOMOTIVE OREGON L.L.C.

ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.

GEORGIA AUTOMOTIVE SERVICES L.L.C. (f/k/a Asbury Automotive South LLC)

ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.

ASBURY AUTOMOTIVE ST. LOUIS L.L.C.

ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.

ASBURY AUTOMOTIVE TAMPA GP L.L.C.

ASBURY AUTOMOTIVE TEXAS L.L.C.

ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.

ASBURY DELAND IMPORTS 2, L.L.C.

ASBURY FRESNO IMPORTS L.L.C.

ASBURY JAX AC, L.L.C.

ASBURY JAX HON L.L.C.

ASBURY JAX K L.L.C.

ASBURY JAX MANAGEMENT L.L.C.

ASBURY JAX PB CHEV L.L.C.

ASBURY JAX VW L.L.C.

ASBURY MS CHEV L.L.C.

ASBURY MS GRAY-DANIELS L.L.C.

ASBURY MS YAZOO L.L.C.

ASBURY NO CAL NISS L.L.C.

ASBURY SACRAMENTO IMPORTS L.L.C.

ASBURY SO CAL DC L.L.C.

ASBURY SO CAL HON L.L.C.

ASBURY SO CAL NISS L.L.C.

ASBURY ST. LOUIS CADILLAC L.L.C.

ASBURY ST. LOUIS LEX L.L.C.

ASBURY ST. LOUIS LR L.L.C.

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

ASBURY TAMPA MANAGEMENT L.L.C.

ASBURY-DELAND IMPORTS, L.L.C.

ATLANTA REAL ESTATE HOLDINGS L.L.C.

BFP MOTORS L.L.C.

CAMCO FINANCE II L.L.C.

CK CHEVROLET L.L.C.

CK MOTORS LLC

COGGIN AUTOMOTIVE CORP.

COGGIN CARS L.L.C.

COGGIN CHEVROLET L.L.C.

CROWN ACURA/NISSAN, LLC

CROWN CHH L.L.C.

CROWN CHO L.L.C.

CROWN CHV L.L.C.

CROWN FDO L.L.C.

CROWN FFO HOLDINGS L.L.C.

CROWN FFO L.L.C.

CROWN GAC L.L.C.

CROWN GBM L.L.C.

CROWN GCA L.L.C.

CROWN GDO L.L.C.

CROWN GHO L.L.C.

CROWN GNI L.L.C.

CROWN GPG L.L.C.

CROWN GVO L.L.C.

CROWN HONDA, L.L.C.

CROWN MOTORCAR COMPANY L.L.C.

CROWN PBM L.L.C.

CROWN RIA L.L.C.

CROWN RIB L.L.C.

CROWN SJC L.L.C.

CROWN SNI L.L.C.

CSA IMPORTS L.L.C.

ESCUDE-NN L.L.C.

ESCUDE-NS L.L.C.

ESCUDE-T L.L.C.

HFP MOTORS L.L.C.

JC DEALER SYSTEMS, LLC

KP MOTORS L.L.C.

MCDAVID AUSTIN-ACRA, L.L.C.

MCDAVID FRISCO-HON, L.L.C.

MCDAVID GRANDE, L.L.C.

MCDAVID HOUSTON-HON, L.L.C.

MCDAVID HOUSTON-NISS, L.L.C.

MCDAVID IRVING-HON, L.L.C.

MCDAVID OUTFITTERS, L.L.C.

MCDAVID PLANO-ACRA, L.L.C.

NP FLM L.L.C.

NP MZD L.L.C.

NP VKW L.L.C.

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

PLANO LINCOLN-MERCURY, INC.

PRECISION COMPUTER SERVICES, INC.

PRECISION ENTERPRISES TAMPA, INC.

PRECISION INFINITI, INC.

PRECISION MOTORCARS, INC.

PRECISION NISSAN, INC.

PREMIER NSN L.L.C.

PREMIER PON L.L.C.

PRESTIGE BAY L.L.C.

PRESTIGE TOY L.L.C.

THOMASON AUTO CREDIT NORTHWEST, INC.

THOMASON DAM L.L.C.

THOMASON FRD L.L.C.

THOMASON HON L.L.C.

THOMASON HUND L.L.C.

THOMASON MAZ L.L.C.

THOMASON NISS L.L.C.

THOMASON OUTFITTERS L.L.C.

THOMASON PONTIAC-GMC L.L.C.

THOMASON SUZU L.L.C.

THOMASON TY L.L.C.

THOMASON ZUK L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:	Anne M. Zeschke
Title:	Vice President

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as A Lender, L/C Issuer and Swing Line Lender

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

DCFS USA LLC, as a Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	Credit Director, National Accounts

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

AMERICAN HONDA FINANCE CORPORATION, as a Lender

By:	/s/ Warren A. Bradley
Name:	Warren A. Bradley
Title:	Sr. Manager

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By:	/s/ Scott Bargar
Name:	Scott Bargar
Title:	Retail Finance Credit Manager, BMW FS

By:	/s/ Patrick Sullivan
Name:	Patrick Sullivan
Title:	GM, Retailer Finance BMW Group Financial Services

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jeffrey Calder
Name:	Jeffrey Calder
Title:	Vice President

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION, as a Lender

By:	/s/ Kevin Collum
Name:	Kevin Collum
Title:	Director of Commercial Credit

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:	/s/ Mark Doi
Name:	Mark Doi
Title:	National Dealer Credit Manager

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Scottyc Lindsey
Name:	Scottyc Lindsey
Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael R. Burkitt
Name:	Michael R. Burkitt
Title:	Senior Vice President

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page

WORLD OMNI FINANCIAL CORP., as a Lender

By:	/s/ William J. Shore
Name:	William J. Shore
Title:	V.P.

ASBURY AUTOMOTIVE GROUP, INC.

LIMITED WAIVER

Signature Page